UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 9, 2013

Farmer Bros. Co.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34249	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20333 South Normandie Avenue, Torrance, California
(Address of Principal Executive Offices)

90502
(Zip Code)

310-787-5200
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 9, 2013, Farmer Bros. Co., a Delaware corporation (the "Company") issued an earnings release announcing its financial results for the fourth fiscal quarter and fiscal year ended June 30, 2013. A copy of the earnings release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.
As provided in General Instruction B.2. of Form 8-K, the information and exhibit furnished pursuant to this Item 2.02 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such filing.
Item 8.01. Other Events.

On October 10, 2013, the Company received a notification letter from the Listing Qualifications Department of the NASDAQ Stock Market LLC ("NASDAQ") advising the Company that based on the October 9, 2013 filing of the Company's Form 10-K for the fiscal year ended June 30, 2013, the Company had regained compliance with NASDAQ Listing Rule 5250(c)(1) for continued listing.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description

99.1	Earnings Release of Farmer Bros. Co. dated October 9, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 15, 2013

FARMER BROS. CO.

By:	/s/ Mark J. Nelson
Mark J. Nelson
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Earnings Release of Farmer Bros. Co. dated October 9, 2013.